SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 13, 1998 (June 26, 1998)

                    Evans & Sutherland Computer Corporation
               (Exact Name of Registrant as Specified in Charter)


Utah                                 0-8771                      87-0278175
(State or Other                    (Commission                 (IRS Employer
Jurisdiction of Incorporation)      File Number)             Identification No.)

600 Komas Drive, Salt Lake City, Utah                                84108
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (801) 588-1000


NONE
(Former Name or Former Address, if Changed Since Last Report)


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Item 2. Acquisition or Disposition of Assets

         On June 26,  1998,  Evans &  Sutherland  Computer  Corporation  ("E&S")
acquired, through its wholly-owned subsidiary E&S Merger Corp., 100% of the issued and outstanding capital stock of AccelGraphics, Inc. ("AGI") (the "Merger") pursuant to the terms of an Agreement and Plan of Merger among AccelGraphics, Inc., E&S Merger Corp., and Evans & Sutherland Computer Corporation, dated April 22, 1998 (the "Plan of Merger").

         The Merger was consummated following approval of the Plan of Merger by the shareholders of AGI. The aggregate purchase price of the acquisition was approximately $54.3 million consisting of approximately (i) 1,109,300 shares of E&S Common Stock (having an aggregate market value of approximately $25.7 million on June 26, 1998); (ii) approximately $23.7 million (excluding transaction costs) of cash; (iii) approximately $1.0 million in transaction costs; and (iv) approximately $3.9 million in outstanding AGI stock options that were assumed by E&S.

         The purchase price for AGI (including the exchange ratio for the AGI common stock) was determined through arms-length negotiations between the parties. E&S financed the acquisition of AGI through the issuance of shares of E&S Common Stock (which were registered with the Securities and Exchange Commission on Form S-4) and cash on hand. As part of the Merger, all AGI options to acquire shares of AGI Common Stock were converted into options to acquire shares of E&S Common Stock, except that all AGI options with an exercise price greater than $6.00 were terminated on June 26, 1998. No material relationships exist between any of the former AGI shareholders and the Company or any of the Company's affiliates, directors, officers, or any associate of any director or officer of the Company.

Item 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

         The financial statements required pursuant to Rule 3-05 of Regulation S-X were previously reported in E&S's Amendment No. 1 to the
         Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on May 15, 1998, and pursuant to General Instruction B.3 of Form 8-K are not additionally reported herein.

(b)      Pro forma financial information.

         The financial information required pursuant to Article 11 of Regulation S-X was previously reported in E&S's Amendment No. 1 to the
         Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on May 15, 1998, and pursuant to General Instruction B.3 of Form 8-K is not additionally reported herein.

(c)      Exhibits

Exhibit Number           Description

2.1 Agreement and Plan of Merger among AccelGraphics, Inc., E&S Merger Corp., and Evans & Sutherland Computer Corporation, dated April 22, 1998, previously filed as Annex I to the Registration Statement on Form S-4 filed April 27, 1998 (File No. 333-51041) and incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EVANS & SUTHERLAND COMPUTER
                                        CORPORATION


Dated: July 13, 1998                    By: /S/ Mark C. McBride
                                        Mark C. McBride
                                        Vice President, Corporate Controller and
                                        Corporate Secretary